Exhibit 4.35

Amended and Restated Loan Agreement

This Amended and Restated Loan Agreement (this “Agreement”) is entered into on June 20, 2016 in Beijing, by and between:

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Registered Address: 3/F, No. 10 Shangdi 10th Street, Haidian District, Beijing

Party B: Xiaodong Wang

ID Card No.:

WHEREAS,

1.	Party A is a foreign invested enterprise incorporated under the laws of the PRC,

2.	Party B is a Chinese citizen, holding 50% of equity interests of Beijing Perusal Technology Co., Ltd. (“Perusal”), and is the shareholder of Perusal;

3.

On May 3, 2016, Party A provided Party B with an interest-free loan of RMB1.02344 billion (RMB1,023,440,000), used towards the investment in Perusal. With regards to such loan, Party A and Party B signed a Loan Agreement (the “Original Loan Agreement”) on May 3, 2016.

4.	The Parties propose to amend and restate the Original Loan Agreement as expressed herein.

Party A and Party B, through friendly consultation, agree as follows:

1.

In accordance with the terms and conditions of this Agreement, Party A agrees to provide an interest-free loan in the amount of RMB1.59844 billion yuan (RMB1,598,440,000) to Party B, and Party B agrees to accept such loan.

2.

Party B confirms the receipt of such loan and has applied part of such loan equal to RMB 645,940,000 toward payment of transfer price to acquire the equity interests of Perusal, and the remaining RMB952,500,000 will be used to pay the newly increased registered capital of Perusal subscribed by it.

3.

The term of the loan under this Agreement shall commence on the date Party B receives such loan to the date 10 years from the execution of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the loan or the extended term of the loan, Party A has the right to cause the loan to be due immediately by written notice, and require Party B to repay the loan in accordance to this Agreement in the event any of the following circumstances occur to Party B:

(1)	Party B leaves or is dismissed from Party A or an affiliated company of Party A;

(2)	Party B’s death, lack or limitation of civil capacity;

(3)	Party B engages in criminal act or is involved in criminal activities;

(4)	Any third party files a claim against Party B that exceeds RMB100,000; or

(5)

Subject to the laws of the PRC, Party A or a person designated by Party A is permitted to invest in Perusal to conduct internet information service business, value-added telecommunication business and other business, and Party A has issued a written notice relating to the equity purchase of Perusal to Party B pursuant to the provisions of the Exclusive Equity Purchase and Transfer Agreement mentioned in Article 4 hereof, to exercise the option.

4.

The parties herein agree and confirm that, to the extent and within the scope permitted by the laws of the PRC, Party A shall have the right but not the obligation to purchase or designate other persons (including natural person, legal entity or any other entity) to purchase the equity interests of Perusal held by Party B in whole or in part (hereinafter referred to as “Option Right”), but Party A shall issue a written notice to purchase equity interests to Party B. Upon Party A’s issuance of a written notice to exercise such Option, Party B shall, in accordance with Party A’s wishes and instructions, immediately transfer all of its equity interests in Perusal to Party A or other persons as designated by Party A at the original investment price (“Original Investment Price”) or at another price agreed upon by Party A where the law otherwise requires. The Parties hereby agree and acknowledge, when Party A exercises its Option Right, if in accordance with the applicable laws at the time, the lowest price of the equity interests permitted is higher than the Original Investment Price, then the subscription price of Party A or other persons designated by Party A shall be the lowest price permitted by the laws. The parties agree to execute the Exclusive Equity Purchase and Transfer Agreement with respect to the above.

5.

The parties herein agree and confirm that Party B may repay the loan only by the following methods: the borrower (or his successors or assignees) shall, to the extent permissible by the PRC laws and as required by Party A’s written notice, transfer the equity interest in Perusal to Party A or its designated person and use the proceeds to repay the loan when the loan is due and Party A gives a written notice, or through another method as mutually agreed by the parties herein.

6.

The Parties herein agree and confirm that this loan is an interest-free loan unless there are different provisions in this Agreement. But if the loan is due and Party B has to transfer his equity interests in Perusal to Party A or its designated person and the proceeds exceed the loan principal due to the legal requirement or other reasons, Party B agrees to pay such excess amount over the principal of proceeds, net of the individual income tax and other taxes and fees payable by Party B, to Party A at its decision to the extent permissible by the law.

7.	The parties agree and confirm that Party B shall be deemed to have completed his obligations under this Agreement only if all of the following requirements are met:

(1)	Party B has transferred all his equity interests in Perusal to Party A and/or its designated person; and

(2)

Party B has repaid the total amount of proceeds from the equity interest transfer or the maximum amount (including principal and the maximum interests as permitted by the applicable laws at the time) permitted by applicable laws to Party A.

8.

To secure the performance of debt under this Agreement, Party B agrees to pledge all of his equity interests in Perusal to Party A (the “Equity Pledge”). The parties agree to execute an equity pledge agreement for the above matters.

9.	Party A hereby represents and warrants to Party B that, as of the execution date of this Agreement:

(1)	Party A is a wholly foreign-owned enterprise incorporated and validly existing under the laws of the PRC;

(2)

Party A has the right to execute and perform this Agreement. The execution and performance by Party A of this agreement comply with its business scope, Articles or other institutional documents, and Party A has taken necessary actions to get all necessary and appropriate approvals and authorizations;

(3)	The principal of the loan to Party B is legally owned by Party A;

(4)

The execution and performance of this Agreement by Party A does not violate any law, regulation, approval, authorization, notice or other governmental document by which it is bound or affected, or any agreement between Party A and any third party, or any promise made by Party A to a third party; and

(5)	This Agreement, once executed, shall constitute a legal, valid and enforceable obligations of Party A.

10.	Party B hereby represents and warrants to Party A that, from the execution date of this agreement until this Agreement terminates:

(1)	Perusal is a limited liability company incorporated and validly existing under the laws of the PRC and Party B is the legal holder of the equity interest of Perusal;

(2)

Party B has the right to execute and perform this Agreement. The execution and performance by Party B of this Agreement comply with its business scope, Articles or other institutional documents, and Party B has taken necessary actions to obtain all necessary and appropriate approvals and authorizations;

(3)

The execution and performance of this Agreement by Party B does not violate any law, regulation, approval, authorization, notice or other governmental document by which it is bound or affected, or any agreement between Party B and any third party, or any promise made by Party B to a third party;

(4)	This Agreement, once executed, shall constitute a legal, valid and enforceable obligation of Party B;

(5)	Party B has paid contribution in full for the equity interests he holds in Perusal in accordance with applicable laws and regulations;

(6)

Except pursuant to the provisions stipulated in the equity pledge agreement and exclusive equity purchase and transfer option agreement, Party B did not create any mortgage, pledge or other security over his equity interest in Perusal, make any offer to a third party to transfer his equity, make acceptance for the offer to a third party to purchase his equity, or execute any agreement with a third party to transfer his equity;

(7)	There are no pending or potential disputes, litigation, arbitration, administrative proceedings or other legal proceedings in connection with the equity interests of Perusal held by Party B;

(8)	Perusal has completed all necessary governmental approvals, licenses, registrations and filings.

11.	Party B undertakes, during the term of this Agreement:

(1)

not to sell, transfer, pledge or otherwise dispose of his equity interests or other interests in Perusal, nor to allow the creation of any other security interest over his equity interests without the prior written consent of Party A, except pledges or other rights created for the benefit of Party A;

(2)

not to vote for, support or execute any shareholder resolutions at Perusal’s shareholder’s meetings that permit the sale, transfer, pledge or other disposal of, or the creation of any other security interest on, any of his legal or beneficiary equity interests without the prior written consent of Party A, except those made to Party A;

(3)

not to vote for, support or execute any shareholder resolutions at Perusal’s shareholder meetings that permit Perusal to merge or combine with, or acquire or invest in, any person without Party A’s prior written consent;

(4)	to promptly inform Party A of any pending or threatened litigation, arbitration or administrative proceeding relating to the equity interests of Perusal;

(5)

to execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain his ownership of equity interests in Perusal;

(6)	to refrain from any act and/or omission that may materially affect the assets, business and liabilities of Perusal without the prior written consent of Party A;

(7)	to appoint any person nominated by Party A as executive director of Perusal, upon Party A’s request;

(8)

in connection with Party A’s exercise of the subscription right provided hereunder, to transfer promptly and unconditionally all equity interests in Perusal held by Party B to Party A and/or its designated person, to the extent and within the scope permissible under the laws of the PRC;

(9)	not to request Perusal to distribute dividends or profits to it;

(10)

once Party B transfers his equity interest in Perusal to Party A or its designated person, to repay the consideration he receives as the principal and the interests or capital use cost to Party A to the extent permitted under the laws of the PRC;

(11)

to strictly comply with the terms of this Agreement, perform the obligations under this Agreement, and refrain from any act or omission that suffices to affect the validity and enforceability of this Agreement.

12.	Party B, as the shareholder of Perusal, undertakes to cause Perusal, during the term of this Agreement:

(1)

not to supplement, amend or modify its articles of association, or increase or decrease its registered capital, or to change its capital structure in any form without the prior written consent of Party A;

(2)	to maintain its existence and handle matters prudently and affectively according to good financial and business rules and practices;

(3)

not to sell, transfer, mortgage or otherwise dispose of, nor to permit the creation of any other security interest on, any of its legal or beneficial interests in its assets, business or income without the prior written consent of Party A, at any time as of the date of this Agreement;

(4)

not to incur, succeed, guarantee or permit the existence of any liabilities without the prior written consent of Party A, except the liabilities (i) arising from the ordinary or day-to-day course of business, rather than through Party B; and (ii) disclosed to Party A or approved by Party A in writing;

(5)	to operate all businesses on a continued basis and maintain the value of its assets;

(6)

not to execute any material contracts (for the purpose of this item, a contract will be deemed material if its value exceeds RMB [100,000]) without the prior written consent of Party A, other than those executed during the ordinary course of business;

(7)	to provide all information about its operations and financial affairs at Party A’s request;

(8)	not to merge or combine with, acquire or invest in, any other person without the prior written consent of Party A;

(9)

not to distribute dividends to the shareholders in any way without the prior written consent of Party A, and upon Party A’s request, to promptly distribute all distributable profits to the shareholders.

(10)	to promptly inform Party A of any pending or threatened litigation, arbitration or administrative proceeding relating to its assets, business or revenue;

(11)

to execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain tis ownership of its assets;

(12)

to strictly comply with the terms of the Exclusive Technology Service Agreement (“Service Agreement”) entered into between Perusal and Party A and other agreements, duly perform its obligations under the Service Agreement and such other agreements, and refrain from any act or omission that suffice to affect the validity and enforceability of the Service Agreement.

13.

This Agreement shall be binding on, and only for the benefits of, all parties hereto and their respective successors and assignees. Without prior written consent of Party A, Party B shall not transfer, pledge or otherwise assign any of its rights, interests or obligations hereunder.

14.

Party B agrees that Party A may assign its rights and obligations hereunder to a third party by a written notice to Party B when it considers necessary. No further consent from Party B is required for such transfer.

15.	The execution, validity, interpretation, performance, amendment, termination and dispute resolution of this Agreement are governed by the laws of the PRC.

16.	Arbitration

(1)

Both Parties shall strive to settle any dispute, conflicts, or claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) of this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) days after one party requests for settlement, any party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its then-current rules at the time of application. The arbitration award shall be final and conclusive and binding upon the Parties.

(2)	The arbitration shall take place in Beijing.

(3)	The arbitration language shall be Chinese.

17.

This Agreement shall become effective on the date of execution. Both Parties agree that the terms and conditions of this Agreement shall be effective as of the date on which Party B receives the loan, and shall expire as of the date on which both Parties complete their obligations hereunder.

18.	Party B shall not terminate or revoke this Agreement under any circumstances unless (a) Party A commits a gross negligence, fraud, or other material misconduct; or (b) upon Party A’s bankruptcy.

19.

This Agreement shall not be amended or modified without the written consent of the Parties hereto. Any matters not agreed upon in this Agreement may be supplemented by all Parties through the execution of a written agreement. The above amendments, modifications, supplements and any attachment of this Agreement shall be integral parts of this Agreement.

20.

This Agreement constitutes the entire agreement of the Parties with respect to the subject matter herein and supersedes and replaces all prior verbal and written agreements and understandings between the Parties.

21.	This Agreement is severable. The invalidity or unenforceability of any one clause shall not affect the validity or enforceability of other clauses herein.

22.

Each Party shall protect the confidentiality of information concerning the other Party’s business, operation, financial situation or other confidential information obtained under this Agreement or during the performance of this Agreement.

23.

Any obligation that is incurred or becomes due before the expiration or early termination of this Agreement shall survive such expiration or early termination. Section 15, 16, and 22 shall survive the termination of this Agreement.

24.	This Agreement shall be executed in two counterparts, and each Party shall hold one counterpart. Both counterparts shall have the same legal effect.

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IN WITNESS WHEREOF, each party hereto has executed or caused this Agreement to be duly executed by its legal or authorized representative on its behalf as of the date first written above.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Legal representative/authorized representative:	/s/ Hailong Xiang

Company seal: /s/ Baidu Online Network Technology (Beijing) Co., Ltd.

Party B: Xiaodong Wang

Signature:	/s/ Xiaodong Wang

Amended and Restated Loan Agreement

This Amended and Restated Loan Agreement (this “Agreement”) is entered into on June 20, 2016 in Beijing, by and between:

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Registered Address: 3/F, No. 10 Shangdi 10th Street, Haidian District, Beijing

Party B: Zhixiang Liang

ID Card No.:

WHEREAS,

1.	Party A is a foreign invested enterprise incorporated under the laws of the PRC,

2.	Party B is a Chinese citizen, holding 50% of equity interests of Beijing Perusal Technology Co., Ltd. (“Perusal”), and is the shareholder of Perusal;

3.

On May 3, 2016, Party A provided Party B with an interest-free loan of RMB 1.02344 billion (1,023,440,000) yuan, used towards the investment in Perusal. With regards to such loan, Party A and Party B signed a Loan Agreement (the “Original Loan Agreement”) on May 3, 2016.

4.	The Parties propose to amend and restate the Original Loan Agreement as expressed herein.

Party	A and Party B, through friendly consultation, agree as follows:

1.

In accordance with the terms and conditions of this Agreement, Party A agrees to provide an interest-free loan in the amount of RMB1.59844 billion yuan (RMB1,598,440,000) to Party B, and Party B agrees to accept such loan.

2.

Party B confirms the receipt of such loan and has applied part of such loan equal to RMB645,940,000 toward payment of transfer price to acquire the equity interests of Perusal, and the remaining RMB952,500,000 will be used to pay the newly increased registered capital of Perusal subscribed by it.

3.

The term of the loan under this Agreement shall commence on the date Party B receives such loan to the date 10 years from the execution of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the loan or the extended term of the loan, Party A has the right to cause the loan to be due immediately by written notice, and require Party B to repay the loan in accordance to this Agreement in the event any of the following circumstances occur to Party B:

(1)	Party B leaves or is dismissed from Party A or an affiliated company of Party A;

(2)	Party B’s death, lack or limitation of civil capacity;

(3)	Party B engages in criminal act or is involved in criminal activities;

(4)	Any third party files a claim against Party B that exceeds RMB100,000; or

(5)

Subject to the laws of the PRC, Party A or a person designated by Party A is permitted to invest in Perusal to conduct internet information service business, value-added telecommunication business and other business, and Party A has issued a written notice relating to the equity purchase of Perusal to Party B pursuant to the provisions of the Exclusive Equity Purchase and Transfer Option Agreement mentioned in Article 4 hereof, to exercise the option.

4.

The parties herein agree and confirm that, to the extent and within the scope permitted by the laws of the PRC, Party A shall have the right but not the obligation to purchase or designate other persons (including natural person, legal entity or any other entity) to purchase the equity interests of Perusal held by Party B in whole or in part (hereinafter referred to as “Option Right”), but Party A shall issue a written notice to purchase equity interests to Party B. Upon Party A’s issuance of a written notice to exercise such Option, Party B shall, in accordance with Party A’s wishes and instructions, immediately transfer all of its equity interests in Perusal to Party A or other persons as designated by Party A at the original investment price (“Original Investment Price”) or at another price agreed upon by Party A where the law otherwise requires. The Parties hereby agree and acknowledge, when Party A exercises its Option Right, if in accordance with the applicable laws at the time, the lowest price of the equity interests permitted is higher than the Original Investment Price, then the subscription price of Party A or other persons designated by Party A shall be the lowest price permitted by the laws. The parties agree to execute the Exclusive Equity Purchase and Transfer Option Agreement with respect to the above.

5.

The parties herein agree and confirm that Party B may repay the loan only by the following methods: the borrower (or his successors or assignees) shall, to the extent permissible by the PRC laws and as required by Party A’s written notice, transfer the equity interest in Perusal to Party A or its designated person and use the proceeds to repay the loan when the loan is due and Party A gives a written notice, or through another method as mutually agreed by the parties herein.

6.

The Parties herein agree and confirm that this loan is an interest-free loan unless there are different provisions in this Agreement. But if the loan is due and Party B has to transfer his equity interests in Perusal to Party A or its designated person and the proceeds exceed the loan principal due to the legal requirement or other reasons, Party B agrees to pay such excess amount over the principal of proceeds, net of the individual income tax and other taxes and fees payable by Party B, to Party A at its decision to the extent permissible by the law.

7.	The parties agree and confirm that Party B shall be deemed to have completed his obligations under this Agreement only if all of the following requirements are met:

(1)	Party B has transferred all his equity interests in Perusal to Party A and/or its designated person; and

(2)

Party B has repaid the total amount of proceeds from the equity interest transfer or the maximum amount (including principal and the maximum interests as permitted by the applicable laws at the time) permitted by applicable laws to Party A.

8.

To secure the performance of debt under this Agreement, Party B agrees to pledge all of his equity interests in Perusal to Party A (the “Equity Pledge”). The parties agree to execute an equity pledge agreement for the above matters.

9.	Party A hereby represents and warrants to Party B that, as of the execution date of this Agreement:

(1)	Party A is a wholly foreign-owned enterprise incorporated and validly existing under the laws of the PRC;

(2)

Party A has the right to execute and perform this Agreement. The execution and performance by Party A of this agreement comply with its business scope, Articles or other institutional documents, and Party A has taken necessary actions to get all necessary and appropriate approvals and authorizations;

(3)	The principal of the loan to Party B is legally owned by Party A;

(4)

The execution and performance of this Agreement by Party A does not violate any law, regulation, approval, authorization, notice or other governmental document by which it is bound or affected, or any agreement between Party A and any third party, or any promise made by Party A to a third party; and

(5)	This Agreement, once executed, shall constitute a legal, valid and enforceable obligations of Party A.

10.	Party B hereby represents and warrants to Party A that, from the execution date of this agreement until this Agreement terminates:

(1)	Perusal is a limited liability company incorporated and validly existing under the laws of the PRC and Party B is the legal holder of the equity interest of Perusal;

(2)

Party B has the right to execute and perform this Agreement. The execution and performance by Party B of this Agreement comply with its business scope, Articles or other institutional documents, and Party B has taken necessary actions to obtain all necessary and appropriate approvals and authorizations;

(3)

The execution and performance of this Agreement by Party B does not violate any law, regulation, approval, authorization, notice or other governmental document by which it is bound or affected, or any agreement between Party B and any third party, or any promise made by Party B to a third party;

(4)	This Agreement, once executed, shall constitute a legal, valid and enforceable obligation of Party B;

(5)	Party B has paid contribution in full for the equity interests he holds in Perusal in accordance with applicable laws and regulations;

(6)

Except pursuant to the provisions stipulated in the equity pledge agreement and exclusive equity purchase and transfer option agreement, Party B did not create any mortgage, pledge or other security over his equity interest in Perusal, make any offer to a third party to transfer his equity, make acceptance for the offer to a third party to purchase his equity, or execute any agreement with a third party to transfer his equity;

(7)	There are no pending or potential disputes, litigation, arbitration, administrative proceedings or other legal proceedings in connection with the equity interests of Perusal held by Party B;

(8)	Perusal has completed all necessary governmental approvals, licenses, registrations and filings.

11.	Party B undertakes, during the term of this Agreement:

(1)

not to sell, transfer, pledge or otherwise dispose of his equity interests or other interests in Perusal, nor to allow the creation of any other security interest over his equity interests without the prior written consent of Party A, except pledges or other rights created for the benefit of Party A;

(2)

not to vote for, support or execute any shareholder resolutions at Perusal’s shareholder’s meetings that permit the sale, transfer, pledge or other disposal of, or the creation of any other security interest on, any of his legal or beneficiary equity interests without the prior written consent of Party A, except those made to Party A;

(3)

not to vote for, support or execute any shareholder resolutions at Perusal’s shareholder meetings that permit Perusal to merge or combine with, or acquire or invest in, any person without Party A’s prior written consent;

(4)	to promptly inform Party A of any pending or threatened litigation, arbitration or administrative proceeding relating to the equity interests of Perusal;

(5)

to execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain his ownership of equity interests in Perusal;

(6)	to refrain from any act and/or omission that may materially affect the assets, business and liabilities of Perusal without the prior written consent of Party A;

(7)	to appoint any person nominated by Party A as executive director of Perusal, upon Party A’s request;

(8)

in connection with Party A’s exercise of the subscription right provided hereunder, to transfer promptly and unconditionally all equity interests in Perusal held by Party B to Party A and/or its designated person, to the extent and within the scope permissible under the laws of the PRC;

(9)	not to request Perusal to distribute dividends or profits to it;

(10)

once Party B transfers his equity interest in Perusal to Party A or its designated person, to repay the consideration he receives as the principal and the interests or capital use cost to Party A to the extent permitted under the laws of the PRC;

(11)

to strictly comply with the terms of this Agreement, perform the obligations under this Agreement, and refrain from any act or omission that suffices to affect the validity and enforceability of this Agreement.

12.	Party B, as the shareholder of Perusal, undertakes to cause Perusal, during the term of this Agreement:

(1)

not to supplement, amend or modify its articles of association, or increase or decrease its registered capital, or to change its capital structure in any form without the prior written consent of Party A;

(2)	to maintain its existence and handle matters prudently and affectively according to good financial and business rules and practices;

(3)

not to sell, transfer, mortgage or otherwise dispose of, nor to permit the creation of any other security interest on, any of its legal or beneficial interests in its assets, business or income without the prior written consent of Party A, at any time as of the date of this Agreement;

(4)

not to incur, succeed, guarantee or permit the existence of any liabilities without the prior written consent of Party A, except the liabilities (i) arising from the ordinary or day-to-day course of business, rather than through Party B; and (ii) disclosed to Party A or approved by Party A in writing;

(5)	to operate all businesses on a continued basis and maintain the value of its assets;

(6)

not to execute any material contracts (for the purpose of this item, a contract will be deemed material if its value exceeds RMB [100,000]) without the prior written consent of Party A, other than those executed during the ordinary course of business;

(7)	to provide all information about its operations and financial affairs at Party A’s request;

(8)	not to merge or combine with, acquire or invest in, any other person without the prior written consent of Party A;

(9)

not to distribute dividends to the shareholders in any way without the prior written consent of Party A, and upon Party A’s request, to promptly distribute all distributable profits to the shareholders.

(10)	to promptly inform Party A of any pending or threatened litigation, arbitration or administrative proceeding relating to its assets, business or revenue;

(11)

to execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain tis ownership of its assets;

(12)

to strictly comply with the terms of the Exclusive Technology Service Agreement (“Service Agreement”) entered into between Perusal and Party A and other agreements, duly perform its obligations under the Service Agreement and such other agreements, and refrain from any act or omission that suffice to affect the validity and enforceability of the Service Agreement.

13.

This Agreement shall be binding on, and only for the benefits of, all parties hereto and their respective successors and assignees. Without prior written consent of Party A, Party B shall not transfer, pledge or otherwise assign any of its rights, interests or obligations hereunder.

14.

Party B agrees that Party A may assign its rights and obligations hereunder to a third party by a written notice to Party B when it considers necessary. No further consent from Party B is required for such transfer.

15.	The execution, validity, interpretation, performance, amendment, termination and dispute resolution of this Agreement are governed by the laws of the PRC.

16.	Arbitration

(1)

Both Parties shall strive to settle any dispute, conflicts, or claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) of this Agreement through friendly consultation. In case no settlement can be reached within thirty (30) days after one party requests for settlement, any party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its then-current rules at the time of application. The arbitration award shall be final and conclusive and binding upon the Parties.

(2)	The arbitration shall take place in Beijing.

(3)	The arbitration language shall be Chinese.

17.

This Agreement shall become effective on the date of execution. Both Parties agree that the terms and conditions of this Agreement shall be effective as of the date on which Party B receives the loan, and shall expire as of the date on which both Parties complete their obligations hereunder.

18.	Party B shall not terminate or revoke this Agreement under any circumstances unless (a) Party A commits a gross negligence, fraud, or other material misconduct; or (b) upon Party A’s bankruptcy.

19.

This Agreement shall not be amended or modified without the written consent of the Parties hereto. Any matters not agreed upon in this Agreement may be supplemented by all Parties through the execution of a written agreement. The above amendments, modifications, supplements and any attachment of this Agreement shall be integral parts of this Agreement.

20.

This Agreement constitutes the entire agreement of the Parties with respect to the subject matter herein and supersedes and replaces all prior verbal and written agreements and understandings between the Parties.

21.	This Agreement is severable. The invalidity or unenforceability of any one clause shall not affect the validity or enforceability of other clauses herein.

22.

Each Party shall protect the confidentiality of information concerning the other Party’s business, operation, financial situation or other confidential information obtained under this Agreement or during the performance of this Agreement.

23.

Any obligation that is incurred or becomes due before the expiration or early termination of this Agreement shall survive such expiration or early termination. Section 15, 16, and 22 shall survive the termination of this Agreement.

24.	This Agreement shall be executed in two counterparts, and each Party shall hold one counterpart. Both counterparts shall have the same legal effect.

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IN WITNESS WHEREOF, each party hereto has executed or caused this Agreement to be duly executed by its legal or authorized representative on its behalf as of the date first written above.

Party A: Baidu Online Network Technology (Beijing) Co., Ltd.

Legal representative/authorized representative:	/s/ Hailong Xiang

Company seal: /s/ Baidu Online Network Technology (Beijing) Co., Ltd.

Party B: Zhixiang Liang

Signature:	/s/ Zhixiang Liang